Exhibit 10.27

24 June 2003

VARIATION AGREEMENT

SSC BENELUX INC.

as Buyer

REIB EUROPE OPERATOR LIMITED

and

REIB INTERNATIONAL HOLDINGS LIMITED

as Sellers

CONTENTS

CLAUSE		PAGE

1.	Interpretation	3

2.	Extension Of Closing Date	3

3.	Conditions Precedent	4

4.	Purchase Price	4

5.	Governing Law And Jurisdiction	4

VARIATION AGREEMENT

BETWEEN:

1.	REIB EUROPE OPERATOR LIMITED, a company incorporated in England, having its principal office at Winchester House, 1 Great Winchester Street, London EC2N 2DB, U.K. (“REIB GP”);

2.	REIB INTERNATIONAL HOLDINGS LIMITED, a company incorporated in England, having its principal office at Winchester House, 1 Great Winchester Street, London EC2N 2DB, U.K. (“REIB LLP”)

(REIB GP and REIB LLP are hereinafter together referred to as the “Seller” or the “Sellers”);

AND

3.	SSC BENELUX INC., a company organized and existing under the laws of the State of Washington, USA, having its registered office at 1155 Valley Street, Suite 400, Seattle, Washington 98109-4426, USA (the “Buyer”).

WHEREAS:

A.	The Sellers and the Buyer have entered into a Securities Purchase Agreement dated 11 June 2003 pursuant to which the Sellers have agreed to sell their respective participations in Shurgard Self Storage SCA (formerly SSC Benelux & Co S.C.A.) (the “Company”) to the Buyer and the Buyer has agreed to purchase such participations from each of the Sellers (the “Securities Purchase Agreement”).

B.	Each of the Sellers and the Buyer have agreed to vary the Securities Purchase Agreement, on the terms of and subject to the conditions set out in this agreement (the “Agreement”).

NOW, THEREFORE, THE PARTIES HAVE AGREED AS FOLLOWS:

1.	INTERPRETATION

1.1	Unless otherwise defined herein, capitalised terms used in this Agreement shall have the meaning given thereto in the Securities Purchase Agreement.

1.2	In addition, Clause 1.3 of the Securities Purchase Agreement shall apply to this Agreement.

1.3	Save as modified by this Agreement, the Securities Purchase Agreement shall continue to have full force and effect.

2.	EXTENSION OF CLOSING DATE

2.1	The parties agree to amend Clause 5.1 of the Securities Purchase Agreement so that (subject to Clause 2.2 below) the Closing Date is any date up to 31 July 2003.

2.2	Upon satisfaction of the Condition contained in Clause 4.2.3 of the Securities Purchase Agreement, the Buyer will promptly serve a notice to complete on the Sellers. The parties will proceed to Closing as soon as practicable thereafter (and within 5 working days of the notice).

3.	CONDITIONS PRECEDENT

3.1	The parties agree:

3.1.1	to waive Clause 4.2.1 (No Prohibition) of the Securities Purchase Agreement, in accordance with Clause 4.3 of the Securities Purchase Agreement, in respect of any sale of Securities at any time;

3.1.2	that Clause 4.2.2 (Waiver of Right of First Offer) of the Securities Purchase Agreement has been satisfied; and

3.1.3	that Clause 4.2.3 (Access to Equity Markets) of the Securities Purchase Agreement is the only Condition which remains to be satisfied and the following text in Clause 4.2.3: “by not later than June 20, 2003” shall be deleted.

3.2	Clause 4.6 of the Securities Purchase Agreement shall be amended so that the Conditions shall be deemed to have failed if they are not fulfilled by 31 July 2003.

4.	PURCHASE PRICE

4.1	The parties agree that the Purchase Price payable for the Securities shall increase at a daily rate of €29,979.72 from (and including) 28 June 2003 (the “Increase”) until (and including) the Closing Date (as modified by this Agreement) and that such Increase shall be in respect of the Profit Certificates and New Profit Certificates and payable to REIB LLP.

4.2	The Buyer shall pay REIB LLP the Increase at the same time and in the same manner as the Purchase Price in cash by wire transfer to the bank account of REIB LLP, the details of which shall be communicated by REIB LLP prior to the Closing.

5.	GOVERNING LAW AND JURISDICTION

5.1	This Agreement is governed by and shall be construed and interpreted in accordance with the Laws of Belgium.

5.2	Any dispute arising from this Agreement shall be submitted for final and binding arbitration to an arbitration tribunal comprised of three arbitrators appointed and deciding in accordance with the rules of the International Chamber of Commerce. The arbitration procedure shall take place in Brussels, Belgium, and shall be conducted in the English language.

5.3	This Agreement may be executed in any number of counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

Done on 24 June 2003, in three originals, each party acknowledging receipt of one such original.

REIB EUROPE OPERATOR LIMITED

/s/ EMMA SIMMONS
Name:	EMMA SIMMONS
Title:	DIRECTOR

REIB INTERNATIONAL HOLDINGS LIMITED

/s/ EMMA SIMMONS
Name:	EMMA SIMMONS
Title:	DIRECTOR

SSC BENELUX INC.

[ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:	SR. V.P., Sec.